999999| 999999|2729C|RESTRICTED12345678901234|DTC 99999 *TEST * TEST DMA|3|9999-99999

COMMON STOCK

PAR VALUE $.001

COMMON STOCK

Certificate Number

999999

Shares

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LIFEVANTAGE CORPORATION

INCORPORATED UNDER THE LAWS OF THE STATE OF COLORADO

250,000,000 AUTHORIZED SHARES $.001 PAR VALUE

THIS CERTIFIES THAT

XXXXXX TEST TEST TEST XXXXX TEST TEST XXXXX THIS IS A TEST OF A CERTIFICATE LAYOUT

CUSIP 53222K 10 6

SEE REVERSE FOR CERTAIN DEFINITIONS

is the owner of

NINE HUNDRED NINETY-NINE THOUSAND NINE HUNDRED NINETY-NINE

FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Lifevantage Corporation (hereinafter called the "Company"), transferable on the books of the Company in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Articles of Incorporation, as amended, and the Bylaws, as amended, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

CEO

Secretary

LIFEVANTAGE CORPORATION SEAL 1988 COLORADO

DATED 06/27/2007

COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE TRUST COMPANY, N.A.
(DENVER)
TRANSFER AGENT AND REGISTRAR,

By

AUTHORIZED SIGNATURE

SECURITY INSTRUCTIONS ON REVERSE

LIFEVANTAGE CORPORATION TRANSFER FEE $25.00 The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM — as tenants in commonUNIF GIFT MIN ACT-Custodian ... . (Cust)(Minor) TEN ENT — as tenants by the entiretiesunder Uniform Gifts to Minors Act (State) JTTEN -as joint tenants with right of survivorship UNIF TRF MIN ACT Custodian (until age.. .} and not as tenants in common(Gust)(Minor) under Uniform Transfers to Minors Act (Slate) Additional abbreviations may also be used though not in the above list THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, A SUMMARY OF THE POWERS, DESIGNATIONS. PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE COMPANY AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS. AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES, WHICH ARE FIX ED BY THE ARTICLES OF INCORPORATION OF THE COMPANY, AS AM ENDED, AND THE RESOLUTIONS OF THE BOARD OF DIRECTORS OF THE COMPANY, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE COMPANY OR TO THE TRANSFER AGENT. THE BOARD OF DIRECTORS MAY REQUIRE THE OWNER OF A LOST OR DESTROYED STOCK CERTIFICATE, OR HIS LEGAL REPRESENTATIVES, TO GIVE THE COMPANY A BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRARS AGAINST ANY CLAIM THAT MAY BE MADE AGAINST THEM ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY S UCH CERTIFICATE, PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE For value received,hereby sell, assign and transfer unto (PLEASE PRWTORIYPEWRrTE NAME AND ADDRESS. INCLUDING POSTAL TIP CODE, OF ASSIGNEE) Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises. Oated’20Signature(s) Gmranteed: Meda 11 io ri Guarantee Sta mp ‘"""' ‘ THE SIGNATURE^) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Slockbratos. Savings and Loan Association and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE M EDAWON PROGRAM, PURSUANT TO S.E.C. RULE 17M-m Signature: Signature: Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever. "^ id] FEE1 /r^ R Fi\ n FF3 r\ n O) r £ llri M P N\ ^ U . Lbn V^7 jj |J\V|J |5 |J\j SECURITY INSTRUCTIONSc’rvdL